UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2007

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 22, 2007, SIRVA, Inc. (“SIRVA”) entered into a settlement agreement (“Settlement Agreement”) with the plaintiffs and other defendants in the securities class action litigation, Central Laborers’ Pension Fund v. SIRVA, Inc., et al., No. 04-CV-7644, pending in the U.S. District Court for the Northern District of Illinois against SIRVA and other defendants, including certain of its current and former officers and directors.  Under the terms of the Settlement Agreement, the parties agreed to settle the securities class action litigation for approximately $53.3 million.  SIRVA’s contribution to the settlement will be its agreement to waive its right to reimbursement from its insurers of approximately $5.6 million of legal fees and costs incurred by SIRVA in connection with the litigation, almost all of which has been previously paid by SIRVA.

The Settlement Agreement is subject to final court approval and would dismiss all pending claims with no admission of wrongdoing by SIRVA or any of the other defendants, and the defendants would receive a full release of all claims asserted in the litigation.

The description of the Settlement Agreement set forth above is qualified in its entirety by reference to the actual terms of the Settlement Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On June 22, 2007, SIRVA issued a press release announcing the entry into the Settlement Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

 (d)         Exhibits

10.1

Settlement Agreement, dated June 22, 2007, among Central Laborers’ Pension Fund, SIRVA, Inc., Brian P. Kelley, Joan E. Ryan, James W. Rogers, Richard J. Schnall, Carl T. Stocker, Credit Suisse First Boston LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, PricewaterhouseCoopers LLP, and Clayton Dubilier & Rice, Inc.

99.1	Press Release, dated June 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.
Date: June 22, 2007

	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel &
Secretary

Exhibit Index

Exhibit	Description
10.1

Settlement Agreement, dated June 22, 2007, among Central Laborers’ Pension Fund, SIRVA, Inc., Brian P. Kelley, Joan E. Ryan, James W. Rogers, Richard J. Schnall, Carl T. Stocker, Credit Suisse First Boston LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, PricewaterhouseCoopers LLP, and Clayton Dubilier & Rice, Inc.

99.1	Press Release, dated June 22, 2007.